ANNUAL REPORT

The Thurlow Growth Fund

June 30, 1999

TABLE OF CONTENTS

The Thurlow Growth Fund

LETTER TO SHAREHOLDERS

August 1999

Dear Fellow Shareholders,

127%!!! For those of you who were invested in The Thurlow Growth Fund at the close of our last fiscal year, you may notice that your investment is up 127% since then. This return shows that our investment approach definitely works and runs circles around the rest of the stock market and most other mutual funds.

By comparison, while your shares in The Thurlow Growth Fund climbed 127% from June 30, 1998 to June 30, 1999, the Dow Jones Industrial Average returned 23%, the Standard & Poor’s 500 Index returned 21% and the NASDAQ Composite Average returned 42%.

Believe it or not, the one-year period ending June 30, 1999, was a pretty difficult year for the rest of the market. Beginning the summer of 1998, stock values of very good growth companies tumbled, and a liquidity squeeze took place. Recessions and currency devaluations in the rest of the world made deflation a very real possibility here in the United States. The last time we experienced sustained deflation was in the 1930’s.

Successive interest rate cuts in October 1998 may have sufficiently addressed the problem. Growth stocks, particularly internet stocks, had a nice rebound toward the end of 1998. Because of our concentration in growth and internet stocks, Thurlow Growth Fund was one of the top performing mutual funds in the fourth quarter of 1998.

Nevertheless, the rest of the market still lagged. We compare the returns of The Thurlow Growth Fund with the major market indices listed above, but one index, the Value Line Composite Index, hit a high in April 1998, and only recently met the same high. This is significant because this index is un-weighted and better reflects the activity of the average stock. This probably explains why the Lipper Growth Fund average returned a paltry 22% during the June 30, 1998 to June 30, 1999 period.

The stock market in the first half of 1999 was spectacular for growth and internet stocks. From January 1, 1999 to June 30, 1999, Thurlow Growth Fund had a total return of 68%, which is usually a respectable five-year return for most mutual funds. While the internet stocks may have peaked in April 1999, the semiconductors, networkers, energy service and cellular phone companies more than made up the slack and continued to climb. Some of the stocks I consider to be our real "heroes" of the last few months are Qualcomm Inc. (NASDAQ: QCOM), JDS-Uniphase Corp. (NASDAQ: JDSU), Broadcom Corporation (NASDAQ: BRCM) and PMC-Sierra Inc. (NASDAQ: PMCS). These and the rest of our current holdings lead the market with innovative products, market domination and impressive financial statements.

Looking ahead, the U.S. economy remains an engine of global growth, with domestic consumer demand buying imports and taking up some of the excess capacity in slower-growth economies abroad. Inflation in the United States remains low, with only minor increases in commodity prices (most notably in crude oil). The Federal government has budget surpluses for the first time in years and is projecting higher surpluses in the future. The internet is literally changing our lives, and despite the current set-back in internet stocks, Thurlow Growth Fund will also be actively investing in this new paradigm.

The Thurlow Growth Fund

Although we cannot realistically hope for another 127% annual return, we look forward to continued strong results in the future.

Sincerely,

Thomas F. Thurlow

Fund Manager

The Thurlow Growth Fund

This chart assumes an initial gross investment of $10,000 made on August 8, 1997 (commencement of operations). Returns shown include the reinvestment of all dividends. Performance reflects expense reimbursements and fee waivers in effect. Absent expense reimbursement and fee waivers, total returns would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

NASDAQ Composite Index – A broad-based, unmanaged capitalization-weighted index of all NASDAQ National Market and Small Cap stocks.

S&P 500 Stock Index – An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

Dow Jones Industrial Average – An unmanaged price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry and are listed on the New York Stock Exchange.

Total Annual Returns
For the periods ended June 30, 1999
	1-Year	Since* Inception

Thurlow Growth Fund	126.95%	106.30%
NASDAQ Composite Index	41.77%	68.04%
S&P 500 Index	21.07%	47.04%
Dow Jones Industrial Average	22.55%	36.60%

*Inception August 8, 1997

The Thurlow Growth Fund

STATEMENT OF NET ASSETS

June 30, 1999

Shares	Market Value

Commercial Services – Security/Safety – 2.1%
600 Macrovision*	$ 44,925

Computer – Peripheral Equipment – 1.0%
600 Adaptec, Inc.*	21,188

Computer Software – Desktop – 4.0%
1,300 Gemstar International Group*	84,825

Computer Software – Enterprise - .2%
100 Lernout En Hauspie Speech Products*	3,544

Electronic Products – Miscellaneous – 3.1%
900 Power Intergrations, Inc.*	65,812

Electronics – Miscellaneous Components – 3.2%
900 Rf Micro Devices*	67,162

Electronics – Semiconductor Equipment - .3%
100 Asm Lithography Holding NV*	5,938

Electronics – Semiconductor Manufacturing – 28.0%
800 Applied Micro Circuits *	65,800
800 Broadcom*	115,650
1,000 Conexant Systems, Inc.*	58,062
500 Cree Research*	38,469
800 Elantec Semiconductor*	10,800
1,000 Galileo Technology Ltd.*	45,312
1,000 Mmc Networks, Inc.*	44,750
900 Pmc Sierra, Inc.*	53,044
800 Rambus*	73,750
100 SDL, Inc.*	5,106
400 Triquint Semiconductor*	22,725
800 Vitesse Semiconductor*	53,950
587,418

Finance – Investment Brokers – 1.4%
500 Knight Trimark Group Nite *	30,156

Internet – E* Commerce – 4.3%
400 E Trade Group*	$ 15,975
400 Priceline.Com, Inc.*	46,225
100 Security First Technologies*	27,075
89,275

Internet – ISP/Content – 10.0%
200 America On Line, Inc.*	22,050
200 At Home Corporation*	10,788
800 CNet, Inc.*	46,100
600 Go 2 Net, Inc.*	55,125
500 Infospace.Com, Inc.*	23,500
300 Yahoo! Inc.*	51,675
209,238

Internet – Network Security/Solutions – 8.4%
600 Exodus Communications, Inc.*	71,962
600 Inktomi Corp.*	78,338
300 Verisign, Inc.*	25,875
176,175

Internet – Software – 1.2%
200 Vignette Corporation*	15,000
200 Webtrends Corp.*	9,225
24,225

Leisure – Toy/Games/Hobby – 3.7%
2,600 Jakks Pacf*	77,513

Medical – Biomed/Genetics – 5.2%
1,000 Icos Corp.*	40,812
1,000 Medimmune, Inc.	67,750
108,562

Medical – Products – 1.8%
500 Minimed, Inc.*	38,469

Medical/Dental – Supplies - .7%
1,000 Cardiothoracic Systems*	14,000

Miscellaneous – 3.0%
1,100 Harmonic, Inc.*	63,181

Oil & Gas – Field Services – 3.7%
1,700 Halliburton Co.	76,925

Oil & Gas – Production/Pipeline - .6%
300 Coastal Corp.	$ 12,075

Retail – Apparel/Shoe - .8%
200 Abercrombie & Fitch*	9,600
150 Gap, Inc.	7,556
17,156

Telecommunications – Cellular – 1.0%
400 Sprint PCS Group*	22,800

Telecommunications – Equipment – 9.4%
100 Lucent Technologies	6,744
800 Qualcomm*	114,800
450 Uniphase Corp.*	74,700
196,244

TOTAL INVESTMENTS – 97.1% (COST $1,730,851)	2,036,806

Other assets in excess of liabilities – 2.9%	60,821

TOTAL NET ASSETS – 100%	$ 2,097,627

* Non-income producing security

See Notes to the Financial Statements

The Thurlow Growth Fund

STATEMENT OF ASSETS AND LIABILITIES

June 30, 1999

ASSETS:
Investments, at value (cost $1,730,851)	$ 2,036,806
Receivable from securities sold	262,397
Receivable from Adviser	38,013
Organizational expenses, net of accumulated amortization	16,483
Other	12
Total assets	2,353,711

LIABILITIES:
Disbursements in excess of demand deposit cash	49,837
Payable for securities purchased	191,905
Accrued expenses and other liabilities	14,342
Total liabilities

NET ASSETS	$ 2,097,627

NET ASSETS CONSIST OF:
Capital stock	$ 998,460
Accumulated undistributed net realized gain on investments	793,212
Net unrealized appreciation on investments	305,955

Total Net Assets	$ 2,097,627

Shares outstanding	101,701
(500 million shares authorized, $0.0001 par value)

Net Asset Value, Redemption Price and Offering Price Per Share	$ 20.63

See Notes to the Financial Statements

The Thurlow Growth Fund

STATEMENT OF OPERATIONS

Year Ended June 30, 1999

INVESTMENT INCOME:
Dividend income	$ 281
Interest income	6,380
Total investment income	6,661

EXPENSES:
Investment advisory fees	12,186
Administration fees	22,338
Shareholder servicing and accounting costs	42,350
Distribution fees	2,437
Custody fees	15,952
Professional fees	17,084
Amortization of organizational expenses	5,188
Other	11,512
Total expenses before waiver and reimbursement	129,047
Less: Waiver of expenses and reimbursement from Adviser	(109,985)
Net expenses	19,062

NET INVESTMENT LOSS	(12,401)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	857,374
Change in unrealized appreciation on investments	261,913
Net realized and unrealized gain on investments

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 1,106,886

See Notes to the Financial Statements

The Thurlow Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended June 30, 1999 and Period August 8, 1997 through June 30, 1998

	1999	1998
OPERATIONS:
Net investment loss	$ (12,401)	$ (3,564)
Net realized gain (loss) on investments	857,374	(64,162)
Change in unrealized appreciation on investments	261,913	44,042
Net increase (decrease) in net assets from operations	1,106,886	(23,684)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,083,584	467,476
Cost of shares redeemed	(1,525,853)	(10,782)
Net increase in net assets from capital share transactions	557,731	456,694

TOTAL INCREASE IN NET ASSETS	1,664,617	433,010

NET ASSETS:
Beginning of year	433,010	0

End of period	$ 2,097,627	$ 433,010

CHANGES IN SHARES OUTSTANDING:
Shares sold	133,928	48,806
Shares redeemed	(79,838)	(1,195)

Net increase in shares outstanding	54,090	47,611

__________________________
1.Commencement of Operations

See Notes to the Financial Statements

The Thurlow Growth Fund

  ORGANIZATION

The Thurlow Funds, Inc. (the "Company") was incorporated under the laws of Maryland on April 30, 1997, and is registered as a no-load, open-end, diversified management investment company under the Investment Company Act of 1940. The Company presently consists of one diversified investment portfolio, The Thurlow Growth Fund (the "Fund"). The principal investment objective of the Fund is capital appreciation, with current income as a secondary objective. Thomas F. Thurlow and Thomas N. Thurlow held 10,069 shares of the Fund’s capital stock at $10 per share on July 28, 1997. The Fund commenced operations on August 8, 1997.

The costs incurred in connection with the organization, initial registration and public offering of shares, aggregating $26,399, have been paid by the Fund. These costs are being amortized over the period of benefit, but not to exceed 60 months from the Fund’s commencement of operations.

  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

  Investment Valuation – Common stocks that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Common stocks which are listed on an exchange but which are not traded on the valuation date are valued at the current bid prices. Unlisted equity securities for which market quotations are readily available and options are valued at the current bid prices. Debt securities which will mature in more than 60 days will be valued at the latest bid prices furnished by an independent pricing service. Short-term instruments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Other assets and securities for which no quotations are readily available are valued at fair value as determined by the Adviser in accordance with procedures approved by the Board of Directors.
  Federal Income Taxes – No provision for federal income taxes or excise taxes has been made since the Fund intends to comply with the provisions of the Internal Revenue Code available to regulated investment companies in the current and future years.
  Distributions to Shareholders – Dividends from net investment income are declared and paid annually. Distributions of the Fund’s net realized capital gains, if any, will be declared at least annually. No distributions were made during the year.
  Use of Estimates – The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
  Other – Investment and shareholder transactions are recorded on the trade date. The fund determines the gain or loss realized from the investment transaction by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.
  INVESTMENT TRANSACTIONS

The aggregate purchases of investments and U.S. Government securities, excluding short-term investments, by the Fund for the year ended June 30, 1999, were $9,660,786 and $399,584, respectively. The aggregate sales of investments and U.S. Government securities, excluding short-term investments, by the Fund for the year ended June 30, 1999 were $9,119,582 and $406,235, respectively.

At June 30, 1999, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

Appreciation	$ 145,241
Depreciation	(18,348)
Net appreciation on investments	$ 126,893

At June 30, 1999, the cost of investments for federal income tax purposes was $1,909,913.

  INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Fund has entered into an Investment Advisory Agreement with Thurlow Capital Management, Inc. ("Adviser"). Pursuant to its Investment Advisory Agreement with the Fund, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.25% as applied to the Fund’s daily net assets.

Firstar Trust Company, a Subsidiary of Firstar Corporation, a publicly held bank holding company, served as custodian, transfer agent, administrator and accounting services agent for the Fund through March 31, 1999.

Mutual Shareholder Services now serves as transfer agent and accounting services agent, Fifth Third Bank serves as custodian and Thurlow Capital Management serves as administrator.

The Fund has adopted a written plan of distribution (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940. The Plan authorizes the Fund to make payments in connection with the distribution of shares at an annual rate of up to 0.25% of the Fund’s average daily net assets.

If the aggregate annual operating expenses (excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed 1.95% of the Fund’s average daily net assets, the Adviser is obligated to reimburse the Fund for the amount of such excess. Accordingly, for the year ended June 30, 1999, the Adviser was obligated to reimburse the Fund $109,985. At June 30, 1999, the outstanding reimbursement due from the Adviser was $38,013.

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period

	1999	1998
PER SHARE DATA
Net asset value, beginning of period	$ 9.09	$ 10.00
Gain (loss) from investment operations:
Net investment loss	(0.17)	(0.07)
Net realized and unrealized gain (loss) on investments	11.71	(0.84)
Total gain (loss) from investment operations	11.54	(0.91)

Net asset value, end of period	$ 20.63	$ 9.09

TOTAL RETURN	126.95%	(9.10%)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	2,098	$ 433
Ratio of net expenses to average net assets	1.95%	1.95%[3]
Ratio of net investment income to average net assets	(1.24%)	(1.23%)[3]
Ratio of net expenses to average net assets – without fee waiver	12.85%	39.47%[3]
Ratio of net investment income to average net assets - without fee waiver	(12.19%)	(38.75%)[3]
Portfolio turnover rate	1,101%	408.62%

__________________________
1.For the period August 8, 1997 (commencement of operations) through June 30, 1998.
2.Not annulaized.
3.Annulaized for the period August 8, 1997 thruogh June 30, 1998.

See Notes to the Financial Statements

The Thurlow Growth Fund

INDEPENDENT ACCOUNTANTS' REPORT
June 30, 1999

Board of Directors

The Thurlow Growth Fund

Palo Alto, California 94301

We have audited the accompanying statement of assets and liabilities of THE THURLOW GROWTH FUND, including the statement of net assets, as of June 30, 1999, and the related statement of operations, statements of changes in net assets and the financial highlights for the year then ended (the period presented prior to June 30, 1999 was audited by other independent accountants, whose report dated July 17, 1998, expressed an unqualified opinion). These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of June 30, 1999, by confirmation, or by the application of alternative auditing procedures with respect to unsettled portfolio security transactions. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of THE THURLOW GROWTH FUND as of June 30, 1999, the results of its operations, the changes in its net assets and the financial highlights for the year then ended in conformity with generally accepted accounting principles.

Kansas City, Missouri

August 23, 1999

The Thurlow Growth Fund

Investment Adviser & Administrator
Thurlow Capital Management, Inc.
P.O. Box 50427
Palo Alto, CA 94303-0427

Dividend Paying Agent,
Shareholders’ Servicing Agent,
Transfer Agent
Mutual Shareholder Services
1301 E. 9th St., Suite 1005
Cleveland, OH 44114

Custodian
Fifth Third Bank
Mutual Fund Services
38 Fountain Square Plaza
MD 1090E5
Cincinnati, OH 45263

Counsel
Foley and Lardner
777 East Wisconsin Avenue
Milwaukee, WI 53202-5367

Independent Auditors
Baird, Kurtz & Dobson
1100 Main Street, Suite 2700
Kansas City, MO 64105

Directors
Thomas F. Thurlow
Martina Hearn
Natasha L. McRee
Stephanie E. Rosendahl
R. Clint McRee